UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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DOW® TARGET VARIABLE FUND LLC

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THE DOW® TARGET VARIABLE FUND LLC

The Dow® Target 10-1Q Portfolio
The Dow® Target 10-2Q Portfolio
The Dow® Target 10-3Q Portfolio
The Dow® Target 10-4Q Portfolio
The Dow® Target 5-1Q Portfolio
The Dow® Target 5-2Q Portfolio
The Dow® Target 5-3Q Portfolio
The Dow® Target 5-4Q Portfolio

          , 2011

Dear Contract Owner:

Recently you received a notice regarding the closure and pending liquidation of The Dow® Target Variable Fund LLC, to which you currently have contract values allocated.

In this proxy packet, you will find:

•	Your proxy

•	Your voting instruction card

•	Portfolio and transfer forms for reallocating your contract values on the liquidation date (pending contract owner approval)

•	A postage-paid reply envelope

•	Notice of a special meeting of the members of each of the eight portfolios comprising The Dow® Target Variable Fund LLC

Please review the enclosures and information noted above, which will detail the liquidation, transfer requests and proxy-voting procedures. We encourage you to contact your registered representative for assistance in selecting a new portfolio (or portfolios) to which you wish to allocate your contract values on the liquidation date. You may also contact our Customer Service Center at 1-888-925-6446 if you have any questions about this proxy or your variable annuity contract.

Meeting Notice

A special meeting of the members of each of the eight portfolios named above (each, a “Portfolio”), each a separate investment portfolio of The Dow® Target Variable Fund LLC (the “Fund”), will be held on          , 2011, at One Financial Way, Montgomery, Ohio 45242, beginning at 9:00 AM Eastern Time (the “Meetings” and each a “Meeting”).

Although The Ohio National Life Insurance Company (“ONLI”), on behalf of its separate accounts (“Separate Accounts”) and on its own behalf (with respect to interests purchased at the inception of each Portfolio to provide seed money for that Portfolio), is the only owner of the membership interests of the Portfolios, as an owner of record of a variable annuity contract (a “variable contract”) investing in one or more of the Portfolios, you have the right to instruct ONLI as to the manner in which membership interests of the Portfolios attributable to your variable contract should be voted.

As is more fully explained in the accompanying proxy statement, at each Meeting, members of the relevant Portfolio will be asked to consider a proposed plan to liquidate the Fund and each of its Portfolios and distribute the liquidation proceeds of a Portfolio to that Portfolio’s members (the “Plan of Liquidation”).

Under the Plan of Liquidation, each Portfolio will, by the liquidation date, (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents and (2) pay any liabilities. The Plan of Liquidation provides that as of the liquidation date, each Portfolio will: (1) distribute its assets to its member (ONLI) by redeeming its interests for cash, (2) wind up its operations, and (3) terminate its existence.

Prior to the proposed liquidations, at any time, you may transfer your contract value currently allocated to any of the Portfolios into other investment options available under your variable contract. You may also use the attached Transfer Request Form to instruct ONLI to transfer, on the liquidation date, your contract value currently allocated to any of the Portfolios into other investment options available under your variable contract.

Immediately following the distribution of liquidation proceeds to members, ONLI will reinvest the cash proceeds distributed to each of its Separate Accounts by transferring the proceeds from the subaccounts that held interests of the Portfolios to other subaccounts. With respect to each variable contract, ONLI will transfer contract value from the subaccount(s) that held interests of the Portfolios to alternative subaccounts available under the variable contract pursuant to the owner’s prior instructions. For variable contracts as to which the owner has not provided transfer instructions, ONLI will transfer contract value to the subaccount that invests in shares of the Ohio National Fund, Inc. — Money Market Portfolio.

Information Regarding Portfolio Transfers

We ask that you fill out the enclosed Transfer Request Form and return it to us in order that we may transfer your contract value currently invested in each Portfolio to another investment option or options under your variable contract. If you complete the enclosed Transfer Request Form, your contract value will be transferred on the liquidation date. You may also transfer your contract value at any time prior to the liquidation date.

Information Regarding the Proposed Liquidations

The proposed liquidations are described in detail in the accompanying proxy statement, but here are some facts about the liquidations that may be useful to you as you vote:

1. A liquidation of a Portfolio will have no impact on your right to transfer contract values among and between other investment options offered under your variable contract. You may make one transfer of contract value out of any subaccount investing in that Portfolio free of any otherwise applicable transfer charge at any time prior to or as of the liquidation without that transfer counting as one of a limited number of transfers permitted during any period free of charge. If you do not provide transfer instructions prior to the liquidation date and your contract value is transferred to the Ohio National Fund, Inc. — Money Market Portfolio, then for ninety (90) days following the liquidations, you may make one transfer of contract value (that was moved as a result of the liquidation) out of the subaccount investing in the Ohio National Fund, Inc. — Money Market Portfolio free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period free of charge.

2. A liquidation of a Portfolio will not alter your rights or the obligations of ONLI under your variable contract.

3. A liquidation of a Portfolio, as well as contract value transfers in anticipation of or subsequent to a liquidation, will not create federal income tax liability for you in connection with your variable contract.

4. If you do not fill out and return the enclosed Transfer Request Form, a liquidation of a Portfolio will have the effect of substituting shares of Ohio National Fund, Inc. — Money Market Portfolio for interests of the Portfolio held in any subaccount currently investing in the Portfolio. Therefore, your vote to approve the Plan of Liquidation is a vote in favor of such a substitution for you or other owners who do not submit a Transfer Request Form.

Ohio National Investments, Inc., the Fund’s investment adviser, proposed the liquidations because the Portfolios have lacked broad market appeal, have failed to generate sufficient assets to operate efficiently, and are not expected to achieve effective investment operations or economies of scale in the future. At a recent meeting, the Fund’s board of managers (the “Board”) considered information provided by the investment adviser on the Portfolios’ lack of growth and limited prospects for future growth, and the Portfolios’ expenses.

After carefully considering the merits of the proposal, the Board has determined that it is in the best interests of each Portfolio and its members and the variable contract owners indirectly invested in each Portfolio to liquidate each of the Portfolios. Among the factors considered by the Board in reaching this conclusion were the range of alternative investment options available to variable contract owners, the fact that variable contract owners are encouraged to provide instructions to transfer contract value to alternative investment options, and the fact that transfers will not create adverse tax consequences for contract owners. Thus, the Board unanimously recommends that you vote for the liquidation proposal applicable to your Portfolio(s).

Voting Instructions

Your vote is important. Please take a moment now to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction card(s) to instruct us by signing and returning the voting instruction card(s) in the enclosed postage pre-paid envelope. To request more information, please call us at 1-888-925-6446.

We look forward to receiving your voting instructions. Thank you for your attention to this matter.

Sincerely,

Christopher A. Carlson
President
The Dow® Target Variable Fund LLC

THE DOW® TARGET VARIABLE FUND LLC

The Dow® Target 10-1Q Portfolio
The Dow® Target 10-2Q Portfolio
The Dow® Target 10-3Q Portfolio
The Dow® Target 10-4Q Portfolio
The Dow® Target 5-1Q Portfolio
The Dow® Target 5-2Q Portfolio
The Dow® Target 5-3Q Portfolio
The Dow® Target 5-4Q Portfolio

NOTICE OF SPECIAL MEETINGS OF MEMBERS
To Be Held On          , 2011

To owners of variable annuity contracts (“variable contracts”) issued by The Ohio National Life Insurance Company (“ONLI”) entitled to give voting instructions in connection with one or more Separate Accounts of ONLI:

Notice is hereby given that Special Meetings of Members (the “Meetings” and each, a “Meeting”) of The Dow® Target 10-1Q Portfolio, The Dow® Target 10-2Q Portfolio, The Dow® Target 10-3Q Portfolio, The Dow® Target 10-4Q Portfolio, The Dow® Target 5-1Q Portfolio, The Dow® Target 5-2Q Portfolio, The Dow® Target 5-3Q Portfolio, and The Dow® Target 5-4Q Portfolio (each, a “Portfolio”) of The Dow® Target Variable Fund LLC (the “Fund”) will be held on          , 2011, at One Financial Way, Montgomery, Ohio 45242, beginning at 9:00 AM Eastern Time. Members of each Portfolio will meet and vote separately at the Meeting of that Portfolio.

The Meetings will be held for the following purposes:

1a. For The Dow® Target 10-1Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described in the accompanying proxy statement;

1b. For The Dow® Target 10-2Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described in the accompanying proxy statement;

1c. For The Dow® Target 10-3Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described in the accompanying proxy statement;

1d. For The Dow® Target 10-4Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described in the accompanying proxy statement;

1e. For The Dow® Target 5-1Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described in the accompanying proxy statement;

1f. For The Dow® Target 5-2Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described in the accompanying proxy statement;

1g. For The Dow® Target 5-3Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described in the accompanying proxy statement;

1h. For The Dow® Target 5-4Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described in the accompanying proxy statement;

2. To transact such other business as may properly come before the Meetings or any adjournment(s) thereof.

The Ohio National Life Insurance Company (“ONLI”), on behalf of its Separate Accounts and on its own behalf (with respect to interests purchased at the inception of each Portfolio to provide seed money for that Portfolio), is the only member of the Portfolios. However, ONLI hereby solicits and agrees to vote the membership interests of the Portfolios at the Meetings in accordance with timely instructions received from owners of variable contracts having contract values allocated to one or more Separate Accounts invested in such membership interests. ONLI will vote those interests held directly by it (the “Seed Money Interests”) in proportion (for, against or abstain) to those interests for which it receives timely instructions from persons entitled to give voting instructions.

Members of record at the close of business on February 14, 2011 (the “Record Date”) are entitled to notice of and to vote at the Meetings. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct ONLI as to the manner in which membership interests of the Portfolios attributable to your variable contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meetings or any adjournment(s) thereof, and a Voting Instruction Card(s) is enclosed for you to provide your voting instructions to ONLI.

Your voting instructions are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Card(s). Just follow the simple instructions that appear on your enclosed Voting Instruction Card(s).

By Order of the Board of Managers,

Christopher A. Carlson
President
The Dow® Target Variable Fund LLC

          , 2011

GENERAL VOTING INFORMATION
THE PROPOSALS
GENERAL INFORMATION

THE DOW® TARGET VARIABLE FUND LLC
One Financial Way
Montgomery, Ohio 45242

          , 2011

PROXY STATEMENT FOR THE SPECIAL MEETINGS OF MEMBERS

To Be Held On          , 2011

This Proxy Statement is being furnished on behalf of the board of managers (the “Board”) of The Dow® Target Variable Fund LLC (the “Fund”) by The Ohio National Life Insurance Company (“ONLI”) to owners of certain variable annuity contracts (“variable contracts”) issued by ONLI and having contract values on February 14, 2011 (the “Record Date”) allocated to subaccounts of certain separate accounts (the “Separate Accounts”) of ONLI invested in one or more of the following investment portfolios of the Fund: The Dow® Target 10-1Q Portfolio, The Dow® Target 10-2Q Portfolio, The Dow® Target 10-3Q Portfolio, The Dow® Target 10-4Q Portfolio, The Dow® Target 5-1Q Portfolio, The Dow® Target 5-2Q Portfolio, The Dow® Target 5-3Q Portfolio, and The Dow® Target 5-4Q Portfolio (each, a “Portfolio” and, together, the “Portfolios”).

This Proxy Statement is being furnished in connection with the solicitation of voting instructions from owners of variable contracts for use at special meetings of holders of membership interests of the Portfolios (together, the “Meetings” and each, a “Meeting”). The Meetings will be held on          , 2011, at One Financial Way, Montgomery, Ohio 45242, beginning at 9:00 AM Eastern Time, for the purposes set forth below and in the accompanying Notice of Special Meetings. Members of each Portfolio will meet and vote separately at the Meeting of their Portfolio. The approximate mailing date of this Proxy Statement and the Voting Instruction Card is          , 2011.

At the Meetings, and at any adjournment(s) thereof, the members will be asked to vote on the following proposals (the “Proposals” and, each, a “Proposal”):

1a. For The Dow® Target 10-1Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described herein.

1b. For The Dow® Target 10-2Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described herein.

1c. For The Dow® Target 10-3Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described herein.

1d. For The Dow® Target 10-4Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described herein.

1e. For The Dow® Target 5-1Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described herein.

1f. For The Dow® Target 5-2Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described herein.

1g. For The Dow® Target 5-3Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described herein.

1h. For The Dow® Target 5-4Q Portfolio: To approve or disapprove a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described herein.

2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Proposal 1a -1h will only be voted on by the members of the applicable Portfolio. Members of the Portfolios will vote separately on each Proposal as identified in the table below.

Portfolio	1a	1b	1c	1d	1e	1f	1g	1h
The Dow® Target 10-1Q Portfolio	X
The Dow® Target 10-2Q Portfolio		X
The Dow® Target 10-3Q Portfolio			X
The Dow® Target 10-4Q Portfolio				X
The Dow® Target 5-1Q Portfolio					X
The Dow® Target 5-2Q Portfolio						X
The Dow® Target 5-3Q Portfolio							X
The Dow® Target 5-4Q Portfolio								X

The Fund was organized under Ohio law as a limited liability company in September 1998. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is divided into 8 series, each series representing a fractional undivided interest in a particular investment Portfolio and corresponding to the 8 Portfolios named in this Proxy Statement. Each proposed liquidation would result in the liquidation of the relevant Portfolio and the proceeds of each such liquidation being distributed to the Separate Accounts of ONLI. Proceeds distributed to the Separate Accounts will be reinvested by ONLI in other investment options available under the variable contracts pursuant to transfer instructions timely received from variable contract owners or, for owners who do not provide timely transfer instructions, in the Ohio National Fund, Inc. — Money Market Portfolio.

The Board has concluded that the Proposals are in the best interest of the owners of the variable contracts invested in the Portfolios and unanimously recommends that you instruct ONLI to vote “FOR” each Proposal.

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to members will be furnished without charge upon request by calling 1-888-925-6446 or by writing to The Dow® Target Variable Fund LLC, Attn: Secretary, One Financial Way, Montgomery, Ohio 45242. Copies of the Annual Report and Semi-Annual Report may also be found at https://www.ohionational.com/portal/site/client/fundinfo/.

GENERAL VOTING INFORMATION

The Ohio National Life Insurance Company (“ONLI”), on behalf of its Separate Accounts and on its own behalf (with respect to interests purchased at the inception of each Portfolio to provide seed money for that Portfolio), is the only member of record of each of the Portfolios. Each Separate Account is a segregated asset account established by ONLI and each is registered with the SEC under the 1940 Act as a unit investment trust. Premiums paid by an owner of a variable contract may be allocated to one or more of the subaccounts of each Separate Account that invests in membership interests of the Portfolios. Each subaccount invests in membership interests corresponding to a Portfolio of the Fund.

This Proxy Statement is being furnished to the owners of the variable contracts on behalf of the Board in connection with the solicitation by ONLI of voting instructions from variable contract owners indirectly invested in each Portfolio in connection with a Meeting of the Portfolio’s members to be held on          , 2011. The Board has called the Meetings to consider the Proposals indicated on the cover page of the Proxy Statement. ONLI will vote the Portfolio membership interests at the relevant Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under variable contracts funded through the Separate Accounts. ONLI will vote those interests held directly by it (the “Seed Money Interests”) in proportion (for, against or abstain) to those interests for which it receives timely instructions from persons entitled to give voting instructions. Variable contract owners have the right to instruct ONLI as to the number of membership interests (and fractional interests)

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that, when added together, have an aggregate value on the Record Date equal to the contract value on the Record Date under that owner’s variable contract allocated to the subaccount of each Separate Account holding the interests of the appropriate Portfolio. All properly executed Voting Instruction Cards received by ONLI by the close of business on          , 2011 will be counted for purposes of voting at the Meetings.

ONLI will vote membership interests attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those interests for which instructions are timely received. If a Voting Instruction Card is received that does not specify a choice, ONLI will consider its timely receipt as an instruction to vote in favor of the Proposal to which it relates. ONLI will vote the Seed Money Interests in proportion (for, against or abstain) to those interests for which it receives timely instructions from persons entitled to give voting instructions. As a result of this voting process, a relatively small number of variable contract owners can determine the outcome of the votes.

In certain circumstances, ONLI has the right to disregard voting instructions from certain variable contract owners, although ONLI does not believe that these circumstances exist with respect to the matters currently before members. Variable contract owners may revoke voting instructions given to ONLI at any time prior to the Meetings by notifying the Portfolios in writing at: The Dow® Target Variable Fund LLC, Attn: Secretary, One Financial Way, Montgomery, Ohio 45242.

Solicitation of Voting Instructions

Voting instructions are being solicited by mail. In addition to the solicitation of voting instructions by mail, officers and employees of ONLI or their affiliates may solicit voting instructions in person, by telephone, and electronically, including through the internet. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by ONLI.

Variable contract owners should provide voting instructions by completing the enclosed Voting Instruction Card(s) and mailing it in the postage paid envelope to the address shown on the Voting Instruction Card(s).

Member Information

The Board has fixed February 14, 2011 as the Record Date for the determination of members entitled to notice of and to vote at the Meetings. ONLI on behalf of its separate accounts (“Separate Accounts”) and on its own behalf (with respect to interests purchased at the inception of each Portfolio to provide seed money for that Portfolio), One Financial Way, PO Box 237 Cincinnati, OH 45242, owns all of the outstanding membership interests. Set forth below, as of the Record Date, is the number of membership interests outstanding, net asset value per interest, number of eligible votes to be cast at the Meetings with respect to each Portfolio, and the percentage of each Portfolio owned by each ONLI account.

As of the Record Date, officers and directors of the Fund together beneficially owned (i.e., as variable contract owners) less than 1% of each Portfolio’s membership interests.

Percentage
				Percentage	Percentage	Percentage	of
				of	of	of	Interests
				Interests	Interests	Interests	Held
		Net		Held for	Held for	Held for	Directly by
		Asset	Number	Ohio	Ohio	Ohio	ONLI
	Membership	Value	of	National	National	National	(remaining
	Interests	per	Eligible	Variable	Variable	Variable	seed
Portfolio	Outstanding	Interest	Votes	Account A	Account B	Account D	money)
The Dow® Target 10-1Q Portfolio
The Dow® Target 10-2Q Portfolio
The Dow® Target 10-3Q Portfolio
The Dow® Target 10-4Q Portfolio
The Dow® Target 5-1Q Portfolio
The Dow® Target 5-2Q Portfolio
The Dow® Target 5-3Q Portfolio
The Dow® Target 5-4Q Portfolio

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Quorum

A quorum for a Portfolio must be present for the transaction of business at the Meeting for that Portfolio. A quorum shall be present if at least one half of the outstanding membership interests are present either in person or by proxy. Because ONLI, through the Separate Accounts and on its own behalf (with respect to interests purchased at the inception of each Portfolio to provide seed money for that Portfolio), is the holder of record of all of the outstanding membership interests, each Portfolio expects all such membership interests to be present at the Meeting for that Portfolio.

Adjournments

If either (i) a quorum is not present at a Meeting for any Portfolio or (ii) a quorum is present but sufficient votes in favor of approving a Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of at least a majority of the membership interests of the Portfolio represented, in person or by proxy, at the Meeting to be adjourned. The proxies will vote those proxies that they are required to vote for the Proposal in favor of such an adjournment and will vote those proxies required to be voted against the Proposal against such an adjournment.

Vote Required

The approval of the Proposal 1 for each Portfolio requires the affirmative vote of a majority of all the votes entitled to be cast by members of that Portfolio. As noted above, ONLI, on behalf Separate Accounts and on its own behalf (with respect to interests purchased at the inception of each Portfolio to provide seed money for that Portfolio) is the only member of the Portfolios. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for a Proposal or any other issue. Thus, abstentions and broker non-votes will not be considered by ONLI when it determines how to vote its interests.

The appointed proxies will vote in their discretion on any other business that may properly come before the Meetings or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

THE PROPOSALS

Summary

The Board has approved a plan of liquidation for the Fund with respect to each Portfolio (the “Plan”), pursuant to which each Portfolio would be liquidated and the liquidation proceeds of the Portfolio would be distributed to the appropriate Separate Accounts. The Plan is attached to this Proxy Statement as Appendix A.

Each proposed liquidation, if consummated, would result in: (1) the liabilities (if any) of the relevant Portfolio being paid by the Portfolio, (2) the assets of the Portfolio being sold for cash or permitted to mature, and (3) the reduction of any other assets to cash or cash equivalents, followed by the distribution of the liquidation proceeds to the Separate Accounts in proportion to their ownership in the Portfolio. After the distribution of the liquidation proceeds, the Fund would terminate the Portfolio’s existence.

As to each proposed liquidation, ONLI intends to arrange for the transfer (as described below) of liquidation proceeds distributed to its Separate Accounts from subaccounts invested in each Portfolio to subaccounts investing in other investment options available under the variable contracts issued through that Separate Account. Consequently, if variable contract owners vote to approve a proposed liquidation, the relevant Portfolio will be liquidated and ONLI will reinvest the liquidation proceeds applicable to each variable contract owner’s interest in that Portfolio either by purchasing shares of another investment option available under the owner’s variable contract according to transfer instructions timely provided by the variable contract owner or, if no instructions are timely provided, by purchasing shares of the Ohio National Fund, Inc. — Money Market Portfolio.

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Approval of the Plan is being sought separately for each Portfolio. However, the Plan is not approved with respect to all Portfolios, the Fund may delay the proposed liquidations for those Portfolios where the Plan has been approved to allow additional time to obtain approval for the Plan with respect to all of the Portfolios. If one or more of the Portfolios does not approve the Plan, then the Meeting for that Portfolio may be adjourned, as described above. If the Meeting is not adjourned, or if the Plan is not approved at a reconvened meeting that is not also adjourned, then the applicable Portfolio will not liquidate. If one or more Portfolios does not liquidate because that Portfolio has not approved the Plan, the Advisor may determine that none of the Portfolios will be liquidated. If a Portfolio does not liquidate, ONLI will not receive or reinvest any cash proceeds from that Portfolio, and the Board will consider what other action, if any, may be appropriate with respect to all of the Portfolios.

Reasons for the Proposed Liquidations

Over the past several years, the Portfolios have remained very small and have not proven popular with variable contract owners. Currently, no Portfolio has more than $3 million in assets, and three of the Portfolios have less than $1 million in assets. As a result of their small size, the Portfolios have not experienced the sustained positive cash flows or asset size needed to achieve effective investment operations. Their small asset size also results in fixed expenses remaining high relative to assets. As a result, Ohio National Investments, Inc., the Fund’s investment adviser (the “Adviser”), has reimbursed the Portfolios for a number of expenses and has paid for other of the Portfolios’ expenses out of its own assets. The Adviser does not anticipate that the Portfolios’ asset size or cash flow situation will materially improve in the foreseeable future and has stated that it no longer wishes to reimburse the Portfolios for any of their expenses, nor does it wish to pay for expenses of the Portfolios out of its own assets. Therefore, the Adviser has proposed to the Board that the Portfolios be liquidated.

Plan of Liquidation

Under the Plan, each Portfolio will, by the liquidation date, (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents and (2) pay any liabilities. The Plan provides that as of the liquidation date, each Portfolio will: (1) distribute its assets to members by redeeming their membership interests for cash, (2) wind up its operations, and (3) terminate its existence.

Immediately following the distribution of liquidation proceeds to members, ONLI will reinvest the cash proceeds distributed to each Separate Account by transferring the proceeds from the subaccounts that held Portfolio membership interests to other subaccounts pursuant to the transfer instructions timely received from variable contract owners. For variable contracts as to which the owner has not provided timely transfer instructions, ONLI will transfer contract value to the subaccount that invests in shares of the Ohio National Fund, Inc. — Money Market Portfolio.

Variable contract owners will not incur any transfer fees or other variable contract charges under the Plan. All expenses related to the solicitation of owner voting instructions, including the preparation of the Plan and this Proxy Statement, have been or will be paid by ONLI. The expense of liquidating each Portfolio’s investment portfolio, including brokerage commissions, dealer spreads, custody charges and other transaction expenses, will be borne by that Portfolio.

Effects on Variable Contract Owners

The proposed liquidations will not in any way affect variable contract owners’ rights or the obligations of ONLI under the variable contracts. At any time prior to the proposed liquidation for each Portfolio, variable contract owners may make one transfer of variable contract value out of any subaccount investing in that Portfolio free of any otherwise applicable transfer charge without that transfer counting as one of a limited number of transfers permitted during any period free of charge. Variable contract owners may also use the attached Transfer Request Form to instruct ONLI to transfer, on the liquidation date, contract value currently allocated to any of the Portfolios into other investment options available under the variable contract. If a variable contract owner does not transfer contract value or provide transfer instructions prior to a liquidation, then ONLI will immediately reinvest liquidation proceeds attributable to the owner’s variable contract in shares of the Ohio National Fund, Inc. — Money Market Portfolio. However, for ninety (90) days following the liquidations, such variable contract owners may make one

5

transfer of contract value attributable to the liquidations out of the subaccount investing in the Money Market Portfolio free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period free of charge. A list of the investment options available under your variable contract is included with this Proxy Statement as Appendix C.

Furthermore, ONLI has been advised by counsel that, if carried out, the proposed liquidations, followed by the transfers of variable contract value to alternative subaccounts of each Separate Account, will not create any federal income tax liability for variable contract owners. Such counsel will deliver to the Fund a written opinion to this effect before the proposed liquidations.

In seeking to ensure that variable contract owners will make their own investment decisions as to the reinvestment of their contract values allocated to the Portfolios, ONLI is requesting not only voting instructions as to the approval or disapproval of the Plan, but is also requesting transfer instructions from variable contract owners as to the reinvestment of their contract values currently allocated to the subaccount of a Separate Account currently invested in membership interests of a Portfolio. As of the liquidation date and on behalf of variable contract owners who have not exercised their transfer rights PRIOR to the liquidation date, ONLI will take one of two actions: (1) for variable contract owners who have provided transfer instructions prior to the liquidation date, ONLI will arrange for the transfer of any contract value representing liquidation proceeds to the subaccount(s) selected by the variable contract owner in accordance with his or her prior instructions, or (2) for variable contract owners who have not provided transfer instructions prior to the liquidation date, ONLI will transfer contract value representing liquidation proceeds to the subaccount investing in shares of the Ohio National Fund, Inc. — Money Market Portfolio.

Shortly after the proposed liquidations, ONLI will send to those variable contract owners who did not provide transfer instructions and whose contract value consequently was transferred to a subaccount investing in the Ohio National Fund, Inc. — Money Market Portfolio following the liquidations, a notice explaining that their contract values have been automatically transferred to the Ohio National Fund, Inc. — Money Market Portfolio and requesting that they provide transfer instructions in the event that they do not want to remain invested in the Ohio National Fund, Inc. — Money Market Portfolio.

If a variable contract owner does not provide transfer instructions, a liquidation of a Portfolio will have the effect of substituting shares of the Ohio National Fund, Inc. — Money Market Portfolio for membership interests of the Portfolio held in any subaccount currently investing in the Portfolio. Therefore, a vote to approve the Plan of Liquidation is a vote in favor of such a substitution for variable contract owners who do not provide transfer instructions.

This Proxy Statement sets forth information about the proposed liquidations that a variable contract owner should know before giving voting instructions to approve or disapprove a proposed liquidation. Current prospectuses for the funds available as investment options under the variable contracts have previously been sent to variable contract owners. These prospectuses set forth important information about the other funds that variable contract owners should know before providing transfer instructions relating to the reinvestment of their contract values currently allocated to a Portfolio. A statement of additional information related to each of the prospectuses for the funds has been filed with the SEC and is available free of charge. Additional copies of the fund prospectuses as well as copies of the various statements of additional information may be obtained without charge by calling ONLI at 1-888-925-6446 or by writing to The Dow® Target Variable Fund LLC, Attn: Secretary, One Financial Way, Montgomery, Ohio 45242. Copies of the fund prospectuses and various statements of additional information may also be found at https://www.ohionational.com/portal/site/client/fundinfo/.

Board Evaluation and Approval

On February 10, 2011, the Board held a meeting called for the purpose of considering, among other things, the circumstances facing the Portfolios. At the meeting, the Board considered information provided by the Adviser on each Fund’s lack of asset growth and expenses.

6

The Board considered, among other things, the following information:

1. Over the past several years, based on an examination of variable contract owners’ investment allocations, many variable contract owners have been allocating the contract value within their variable contracts to investment options other than the Portfolios.

2. Each Portfolio has failed to attain asset growth needed to achieve effective investment operations.

3. Given that the Adviser has informed the Board that it no longer wishes to pay for, or reimburse, expenses of the Portfolios, it is likely that each Portfolio’s expenses would increase.

4. There was no suitable alternative available under the variable contracts that would afford the variable contract owners with contract value directed to the Portfolios a continuity of management in a fund that had a substantially identical investment objective, principal investment strategies and current portfolio composition as any of the Portfolios.

5. In connection with the proposed liquidations of the Portfolios, variable contract owners having contract values allocated to the Portfolios will be permitted to make their own decisions regarding reinvestment of such contract values among a variety of alternative investment options offered under their variable contracts through the transfer instruction process.

6. In the opinion of counsel for ONLI, consummation of the liquidations, followed by the transfers of variable contract values to alternative subaccounts of each Separate Account, will not create any federal income tax liability for owners of variable contracts.

7. All expenses related to the solicitation of owner voting instructions, including the preparation of the Plan and this Proxy Statement, have been or will be paid by ONLI.

The Board discussed how best to further members’ and variable contract owners’ interests in light of the foregoing information, including consideration of a possible merger of each Portfolio with another fund offered as an investment option under the variable contracts. The Board evaluated the merits of the Plan as one possible response to the circumstances of the Portfolios.

The Board concluded that, under the facts and circumstances, including the Portfolios’ limited and decreasing asset levels, the Adviser’s desire to cease paying and reimbursing expenses, high and potentially increasing expenses, and owner interest in other investment options rather than the Portfolios, it is in the best interests of each of the Portfolios and their respective members and underlying variable contract owners to liquidate the Portfolios. Furthermore, the Board concluded that, because no comparable fund is offered as an investment option under the variable contracts through which the Portfolios are offered, the Plan, as distinct from a merger into a designated fund, is in the best interests of the variable contract owners, as it allows variable contract owners to provide individualized instructions as to the transfer of their respective contract values related to the Portfolios into other investment options available under the variable contracts without adverse tax consequences to them.

Based upon its review, the Board has concluded that the Plan is in the best interests of each Portfolio and its respective members, as well as the variable contract owners indirectly invested therein. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board unanimously approved the Plan and voted to recommend to each Portfolio’s members, and to variable contract owners with contract value allocated to any of the Portfolios, that they approve the Plan.

The Board of Managers unanimously recommends that variable contract owners instruct ONLI to vote “FOR” the Plan of Liquidation.

GENERAL INFORMATION

Additional Information

Information about the funds available as investment options under the variable contracts is included in their current prospectuses, which have been sent to variable contract owners earlier this year, and statements of additional

7

information. Copies of these materials are available, without charge, upon request. Copies of the annual reports for the Fund and the other funds available as investment options under the variable contracts are also available upon request. To request a copy of a prospectus, statement of additional information, or annual report, please call ONLI at 1-888-925-6446 or write to The Dow® Target Variable Fund LLC, Attn: Secretary, One Financial Way, Montgomery, Ohio 45242. Copies of these documents may also be found at https://www.ohionational.com/portal/site/client/fundinfo/.

Service Providers

Ohio National Investments, Inc., One Financial Way, Montgomery, Ohio 45242, serves as the investment adviser to the Fund.

First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the subadviser to each Portfolio and is responsible for the day-to-day investment management of each Portfolio.

The Fund’s accounting agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin. The Fund’s custodian is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio.

The Fund’s principal underwriter is Ohio National Equities, Inc., One Financial Way, Montgomery, Ohio 45242.

Member Proposals

The Fund does not hold annual meetings of members. Any member proposal that properly may be included in proxy solicitation materials for a meeting of members must be received by the Fund a reasonable time prior to the date voting instructions or proxy materials are mailed to members or variable contract owners. The timely submission of a proposal does not, however, guarantee its inclusion.

Other Business

ONLI and the Fund know of no other matters to be brought before the Meetings, but should any other matter requiring the vote of members arise, ONLI will vote in accordance with its best judgment in the interest of the Fund and the relevant Portfolio.

Inquiries

Variable contract owners may make inquiries by contacting their registered sales representative or by calling ONLI at 1-888-925-6446, or writing to them at ONLI, One Financial Way, Montgomery, Ohio 45242.

8

APPENDIX A

PLAN OF LIQUIDATION

THE DOW® TARGET VARIABLE FUND LLC

This Plan of Liquidation is dated February 10, 2011, by The Dow® Target Variable Fund LLC (the “Fund”), an Ohio limited liability company that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) on behalf of its separately designated series, The Dow® Target 10-1Q Portfolio, The Dow® Target 10-2Q Portfolio, The Dow® Target 10-3Q Portfolio, The Dow® Target 10-4Q Portfolio, The Dow® Target 5-1Q Portfolio, The Dow® Target 5-2Q Portfolio, The Dow® Target 5-3Q Portfolio, and The Dow® Target 5-4Q Portfolio (the “Portfolios” and each a “Portfolio”). This Plan is intended to accomplish the complete liquidation and dissolution of the Fund and each of the Portfolios in conformity with the provisions of the Fund’s First Amended Operating Agreement, the Fund’s By-laws, Chapter 1705 of the Ohio Revised Code, the 1940 Act, and any other applicable law. Membership interests in the Portfolios are offered exclusively to certain registered separate accounts of Ohio National Life Insurance Company (“ONLI”) as a funding vehicle for certain variable annuity contracts (“variable contracts”). Additionally, certain membership interests in certain of the Portfolios are currently held by ONLI directly as a result of interests that were purchased by ONLI at the inception of each Portfolio to provide seed money for that Portfolio.

At its meeting on February 10, 2011, the Board of Managers of the Fund (the “Board”), after determining that it is in the best interests of the Fund, each Portfolio, the members of each Portfolio, and owners of variable contracts indirectly invested in each Portfolio (“contract owners”), to liquidate and dissolve the Fund and each Portfolio, adopted this Plan to govern the liquidation and dissolution of the Portfolios and the Fund.

1.  Liquidation Date.  The liquidation of the Portfolios shall occur on April 8, 2011, or such other date as established by the officers of the Fund, upon consultation with counsel to the Fund and the Board. The date of such liquidation is hereinafter called the “Liquidation Date.”

2.  Member Meetings.  The Board will call a meeting of the members of each Portfolios to be held prior to the Liquidation Date in order to submit to members this Plan for its approval or disapproval. This Plan will only be effective with respect to each Portfolio after it is approved by the Portfolio’s members.

3.  Tax Opinion.  Prior to the Liquidation Date, the Fund will receive an opinion from tax counsel substantially to the effect that no gain or loss will be recognized by contract owners indirectly invested in the Portfolios upon consummation of the Plan of Liquidation, followed by the transfer of variable contract value to alternative subaccounts of any separate account of ONLI.

4.  Liquidation of Assets.  Prior to the Liquidation Date, all portfolio securities of each Portfolio not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

5.  Payment of Liabilities and Distribution.  Prior to the Liquidation Date, the officers of the Fund shall make necessary inquiries to determine the claims and obligations of each Portfolio of the Fund, including contingent, conditional or unmatured claims and obligations. Such steps may include obtaining from certain service providers representations and certifications regarding, to the best of their knowledge, present and potential obligations. The officers shall specifically determine whether a reserve may be needed to pay the claims and obligations of the Fund. Such officers shall pay (or make reasonable provision to pay) from each Portfolio’s assets the amount of all claims from creditors. The assets of the Portfolio remaining after payment of (or making reasonable provision to pay) its liabilities (“Net Assets”) shall be distributed ratably among its members of record on the Liquidation Date. The distribution will be made on or as soon as practicable after the Liquidation Date and is expected to consist of cash representing all of the Net Assets of each Portfolio. The officers will report to the Board the steps they took to ensure proper payment of claims and obligations.

6.  Additional Assets.  Should any assets of a Portfolio not be distributed on the Liquidation Date or should additional assets come into the possession of a Portfolio in the future, the Portfolio’s investment adviser shall, to the extent reasonably practicable, take steps to distribute such assets to members of record as of the Liquidation Date.

A-1

7.  Reinvestment of Proceeds.  Immediately following the distribution of liquidation proceeds to members, it is the responsibility of ONLI to reinvest the cash proceeds distributed to each of its separate accounts pursuant to paragraph 6 by transferring the proceeds from the subaccounts that hold Portfolio interests to other subaccounts. With respect to each variable contract, ONLI will transfer contract value from the subaccount(s) that held the Portfolios interests to alternative subaccounts available under the variable contract pursuant to the contract owner’s prior instructions. For variable contracts as to which the contract owner has not provided transfer instructions, ONLI will transfer contract value to the subaccount that invests in shares of the designated money market portfolio.

8.  Dissolution of the Fund.  Upon completion of the distribution of the remaining proceeds or the remaining assets of each Portfolio, the Fund shall dissolve and the right, title and interest of all parties shall be canceled and discharged with respect to the Fund. The Fund shall then engage in no other business except to wind up its operations and completely terminate.

9.  Sales of Interests Before Liquidation Date.  As of February 28, 2011, the Portfolios will be closed to new investors.

10.  Expenses of the Liquidation and Dissolution.  Except for (a) any commissions, transaction costs and other direct expenses of liquidating portfolio investments incurred by the Portfolios in connection with their dissolution and (b) ordinary operating expenses of the Portfolios through the Liquidation Date, the expenses relating to the dissolution will be borne by ONLI. The expenses of the dissolution include, but are not limited to, (i) costs associated with the preparation and filing of any proxy materials; (ii) costs associated with the solicitation of proxies; (iii) costs associated with the preparation and filing of any amendments or supplements to the Fund’s registration statement (including the fees of auditors and financial printers); (iv) costs associated with the preparation and distribution of contract owner communications (including all printing and mailing costs); (v) costs associated with the negotiation and preparation of the Plan of Liquidation, legal memoranda, legal opinions, Board materials, and termination documents; (vi) costs associated with the deregistration and closing of the Fund (including all costs associated in the preparation and filing of Form N-8F and the Fund’s final Form N-SAR, as well as any other required federal or state filings); (v) costs associated with any additional audits or financial statements necessary as a result of this transaction and the deregistration and closing of the Fund (including the preparation of stub financials (if needed) and the conducting of any final audits); (vi) any fees of banks, brokers (except as provided for under (a) and (b) above), custodians and transfer agents; (vii) costs of managers and officers run-off insurance in a form and amount as determined by the Board; and (viii) the fees of legal counsel for the Fund.

11.  Miscellaneous.  As soon after the Liquidation Date as is reasonably practicable, the Fund will: (1) prepare and file any required regulatory reports, including, but not limited to, any Form N-SAR Report and Rule 24f-2 notices with respect to the Portfolios; and (2) take any other steps necessary or proper to effect the termination or dissolution of the Fund under federal or state law, including filing a certificate of dissolution with the state of Ohio.

12.  Amendment of the Plan.  The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of existence of the Fund and the distribution of the Net Assets of the Portfolios to the members in accordance with the purposes to be accomplished by the Plan.

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APPENDIX B
[For Individual Variable Annuity]

The Ohio National Life Insurance Company P.O. Box 2669 Cincinnati, Ohio 45201-2669 Telephone: (800) 366-6654 www.ohionational.com
Variable Annuity Transfer Form

Owner Name	Contract Number
Effective on the liquidation date of each of The Dow® Target Variable Fund LLC portfolios, which is expected to be on or about April 8, 2011, or as soon as practicable thereafter, I authorize The Ohio National Life Insurance Company to transfer 100% of the value allocated to any of The Dow® Target Variable Portfolios to a portfolios and in the percentages indicated below. The portfolios selected below will also be applied to update any Future Allocations, Dollar Cost Averaging or Rebalancing Allocations that are currently set to The Dow® Target Portfolios.

%	Transfer To Portfolio

100%
Please be sure to include entire portfolio name. Percentages must appear as whole numbers and must add up to 100%.
If The Dow® Target Portfolio to which you have value allocated is not liquidated, for any reason, this transfer request will be void. If you would like to transfer value allocated to any of The Dow® Target Variable Portfolios prior to the liquidation date, please contact us for the applicable transfer form.

Owner Signature*	Joint Owner Signature (if applicable)*

*	If signing on behalf of a trust, partnership or corporate-owned contract, you must include official title after the signature (e.g. Trustee, General Partner, President, etc.).

APPENDIX B
[For Oncore Variable Annuity]

The Ohio National Life Insurance Company P.O. Box 5308 Cincinnati, Ohio 45201-5308 Telephone: (888) 925-6446 www.ohionational.com
ONcore Variable Annuity Transfer Form

Owner Name	Contract Number
Effective on the liquidation date of each of The Dow® Target Variable Fund LLC portfolios, which is expected to be on or about April 8, 2011, or as soon as practicable thereafter, I authorize The Ohio National Life Insurance Company to transfer 100% of the value allocated to any of The Dow® Target Variable Portfolios to a portfolios and in the percentages indicated below. The portfolios selected below will also be applied to update any Future Allocations, Dollar Cost Averaging or Rebalancing Allocations that are currently set to The Dow® Target Portfolios.

%	Transfer To Portfolio

100%
Please be sure to include entire portfolio name. Percentages must appear as whole numbers and must add up to 100%.
If The Dow® Target Portfolio to which you have value allocated is not liquidated, for any reason, this transfer request will be void. If you would like to transfer value allocated to any of The Dow® Target Variable Portfolios prior to the liquidation date, please contact us for the applicable transfer form.

Owner Signature*	Joint Owner Signature (if applicable)*

*	If signing on behalf of a trust, partnership or corporate-owned contract, you must include official title after the signature (e.g. Trustee, General Partner, President, etc.).

2

APPENDIX B
[For Retirement Advantage]

The Ohio National Life Insurance Company P.O. Box 5358 Cincinnati, Ohio 45201-5358 Telephone: (877) 777-1112 www.ohionational.com
Retirement Advantage Transfer Form

Employer Name	Contract Number

Participant Name	Social Security Number
Effective on the liquidation date of each of The Dow® Target Variable Fund LLC portfolios, which is expected to be on or about April 8, 2011, or as soon as practicable thereafter, I authorize The Ohio National Life Insurance Company to transfer 100% of the value allocated to any of The Dow® Target Variable Portfolios to a portfolios and in the percentages indicated below. The portfolios selected below will also be applied to update any Future Allocations, Dollar Cost Averaging or Rebalancing Allocations that are currently set to The Dow® Target Portfolios.

%	Transfer To Portfolio

100%
Please be sure to include entire portfolio name. Percentages must appear as whole numbers and must add up to 100%.
If The Dow® Target Portfolio to which you have value allocated is not liquidated, for any reason, this transfer request will be void. If you would like to transfer value allocated to any of The Dow® Target Variable Portfolios prior to the liquidation date, please contact us for the applicable transfer form.

Participant Signature

3

APPENDIX C
[For Top Variable Annuity]

The Ohio National Life Insurance Company P.O. Box 237 Cincinnati, Ohio 45201-0237 Telephone: (800) 366-6654 www.ohionational.com
Top Variable Annuity Portfolio Choices

Ohio National Fund, Inc.	Investment Adviser (Subadviser)
Aggressive Growth Portfolio	(Janus Capital Management LLC)
Balanced Portfolio	(ICON Advisers, Inc.)
Bond Portfolio	Ohio National Investments, Inc.
Bristol Growth Portfolio	(Suffolk Capital Management, LLC)
Bristol Portfolio	(Suffolk Capital Management, LLC)
Bryton Growth Portfolio	(Suffolk Capital Management, LLC)
Capital Appreciation Portfolio	(Jennison Associates LLC)
Capital Growth Portfolio	(Eagle Asset Management, Inc.)
Equity Portfolio	(Legg Mason Capital Management, Inc)
High Income Bond Portfolio	(Federated Investment Management Company)
Income Opportunity Portfolio	(ICON Advisers, Inc.)
International Portfolio	(Federated Global Investment Management Corp.)
International Small-Mid Company Portfolio	(Federated Global Investment Management Corp.)
Mid Cap Opportunity Portfolio	(Goldman Sachs Asset Management, L.P.)
Millennium Portfolio	(Neuberger Berman Management LLC)
Money Market Portfolio	Ohio National Investments, Inc.
Nasdaq-100® Index Portfolio	Ohio National Investments, Inc.
Omni Portfolio	(Suffolk Capital Management, LLC)
S&P 500® Index Portfolio	Ohio National Investments, Inc.
Small Cap Growth Portfolio	(Janus Capital Management LLC)
Strategic Value Portfolio	(Federated Equity Management Co. of Pennsylvania)
Target VIP Portfolio	(First Trust Advisors L.P.)
Target Equity/Income Portfolio	(First Trust Advisors L.P.)
U.S. Equity Portfolio	(ICON Advisers, Inc.)
Calvert Variable Series, Inc.
VP SRI Equity Portfolio	Calvert Asset Management Company, Inc.
(Atlanta Capital Management Company, LLC.)

Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	The Dreyfus Corporation (Fayez Sarofim & Co.)

Federated Insurance Series (Service Shares)
Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania

Fidelity® Variable Insurance Products Fund (Service Class 2)
VIP Contrafund® Portfolio	Fidelity Management & Research Company (FMR)

4

VIP Equity-Income Portfolio	Fidelity Management & Research Company (FMR)
VIP Growth Portfolio	Fidelity Management & Research Company (FMR)
VIP Mid Cap Portfolio	Fidelity Management & Research Company (FMR)
VIP Real Estate Portfolio	Fidelity Management & Research Company (FMR)

Franklin Templeton Variable Insurance Products Trust (Class 4)
Franklin Flex Cap Growth Securities Fund	Franklin Advisers, Inc.
Franklin Income Securities Fund	Franklin Advisers, Inc.
Franklin Templeton VIP Founding Funds Allocation Fund	Franklin Advisers, Inc.
Templeton Foreign Securities Fund	Templeton Investment Counsel, LLC

Goldman Sachs Variable Insurance Trust (Service Shares)
Goldman Sachs Strategic Growth Fund	Goldman Sachs Asset Management, L.P. (GSAM LP)
Goldman Sachs Large Cap Value Fund	Goldman Sachs Asset Management, L.P. (GSAM LP)
Goldman Sachs Capital Growth Fund	Goldman Sachs Asset Management, L.P. (GSAM LP)
Goldman Sachs Growth and Income Fund	Goldman Sachs Asset Management, L.P. (GSAM LP)
Goldman Sachs Structured U.S. Equity Fund	Goldman Sachs Asset Management, L.P. (GSAM LP)

Invesco (Series II) Funds VI
Invesco Van Kampen V.I. International Growth Equity Fund	Invesco Advisers, Inc.

Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Co. (WRIMCO)
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Co. (WRIMCO)
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Co. (WRIMCO)

JPMorgan Insurance Trust (Class I)
JPMorgan Insurance Trust Mid Cap Value Portfolio	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio	J.P. Morgan Investment Management Inc.

Janus Aspen Series (Service Shares)
Balanced Portfolio	Janus Capital Management LLC
Janus Portfolio	Janus Capital Management LLC
Overseas Portfolio	Janus Capital Management LLC
Worldwide Portfolio	Janus Capital Management LLC

Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Asset Management LLC
Legg Mason Partners Variable Equity Trust (Class I Shares)
Legg Mason Clearbridge Variable Equity Income Builder Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC)
Legg Mason Clearbridge Variable Fundamental All Cap Value Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC)
Legg Mason Clearbridge Variable Large Cap Value Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC)

5

MFS® Variable Insurance TrustSM (Service Class)
MFS® Investors Growth Stock Series	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company
MFS® New Discovery Series	Massachusetts Financial Services Company
MFS® Total Return Series	Massachusetts Financial Services Company

Morgan Stanley The Universal Institutional Funds, Inc., (Class II)
Morgan Stanley UIF Capital Growth Portfolio	Morgan Stanley
Morgan Stanley UIF Core Plus Fixed Income Portfolio	Morgan Stanley
Morgan Stanley UIF U.S. Real Estate Portfolio	Morgan Stanley
Neuberger Berman Advisers Management Trust (S Class Shares)
AMT Regency Portfolio	Neuberger Berman Management LLC

PIMCO Variable Insurance Trust (Administrative Share Class)
CommodityRealReturn® Strategy Portfolio	Pacific Investment Management Company LLC (PIMCO)
Global Bond Portfolio (Unhedged)	Pacific Investment Management Company LLC (PIMCO)
Real Return Portfolio	Pacific Investment Management Company LLC (PIMCO)
Total Return Portfolio	Pacific Investment Management Company LLC (PIMCO)

The Prudential Series Fund, Inc. (Class II Shares)
Jennison 20/20 Focus Portfolio	Prudential Investments LLC (Jennison Associates LLC)
Jennison Portfolio	Prudential Investments LLC (Jennison Associates LLC)

Royce Capital Fund (Investment Class Shares)
Royce Micro-Cap Portfolio	Royce & Associates, LLC
Royce Small-Cap Portfolio	Royce & Associates, LLC

The Ohio National Life Insurance Company
Fixed Accumulation Account[1]

[1]	Guarantees are based upon the claims-paying ability of The Ohio National Life Insurance Company.

6

APPENDIX C
[For ONcore Variable Annuity]

The Ohio National Life Insurance Company P.O. Box 5308 Cincinnati, Ohio 45201-5308 Telephone: (888) 925-6446 www.ohionational.com
ONcore Variable Annuity Portfolio Choices

Ohio National Fund, Inc.	Investment Adviser (Subadviser)
Aggressive Growth Portfolio	(Janus Capital Management LLC)
Balanced Portfolio	(ICON Advisers, Inc.)
Bond Portfolio	Ohio National Investments, Inc.
Bristol Growth Portfolio	(Suffolk Capital Management, LLC)
Bristol Portfolio	(Suffolk Capital Management, LLC)
Bryton Growth Portfolio	(Suffolk Capital Management, LLC)
Capital Appreciation Portfolio	(Jennison Associates LLC)
Capital Growth Portfolio	(Eagle Asset Management, Inc.)
Equity Portfolio	(Legg Mason Capital Management Inc)
High Income Bond Portfolio	(Federated Investment Management Company)
Income Opportunity Portfolio	(ICON Advisers, Inc.)
International Portfolio	(Federated Global Investment Management Corp.)
International Small-Mid Company Portfolio	(Federated Global Investment Management Corp.)
Mid Cap Opportunity Portfolio	(Goldman Sachs Asset Management L.P.)
Millennium Portfolio	(Neuberger Berman Management LLC)
Money Market Portfolio	Ohio National Investments, Inc.
Nasdaq-100® Index Portfolio	Ohio National Investments, Inc.
Omni Portfolio	(Suffolk Capital Management, LLC)
S&P 500® Index Portfolio	Ohio National Investments, Inc.
Small Cap Growth Portfolio	(Janus Capital Management LLC)
Strategic Value Portfolio	(Federated Equity Management Co. of Pennsylvania)
Target VIP Portfolio	(First Trust Advisors L.P.)
Target Equity/Income Portfolio	(First Trust Advisors L.P.)
U.S. Equity Portfolio	(ICON Advisers, Inc.)

Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	The Dreyfus Corporation (Fayez Sarofim & Co.)

Federated Insurance Series (Service Shares)
Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania

Fidelity® Variable Insurance Products Fund (Service Class 2)
VIP Contrafund® Portfolio	Fidelity Management & Research Company (FMR)
VIP Equity-Income Portfolio	Fidelity Management & Research Company (FMR)
VIP Growth Portfolio	Fidelity Management & Research Company (FMR)
VIP Mid Cap Portfolio	Fidelity Management & Research Company (FMR)

VIP Real Estate Portfolio	Fidelity Management & Research Company (FMR)

Franklin Templeton Variable Insurance Products Trust (Class 4)
Franklin Flex Cap Growth Securities Fund	Franklin Advisers, Inc.
Franklin Income Securities Fund	Franklin Advisers, Inc.
Franklin Templeton VIP Founding Funds Allocation Fund	Franklin Advisers, Inc.
Templeton Foreign Securities Fund	Templeton Investment Counsel, LLC

Goldman Sachs Variable Insurance Trust (Service Shares)
Goldman Sachs Strategic Growth Fund	Goldman Sachs Asset Management, L.P. (GSAM LP)
Goldman Sachs Large Cap Value Fund	Goldman Sachs Asset Management, L.P. (GSAM LP)
Goldman Sachs Structured U.S. Equity Fund	Goldman Sachs Asset Management, L.P. (GSAM LP)

Invesco (Series II) Funds VI
Invesco Van Kampen V.I. International Growth Equity Fund	Invesco Advisers, Inc.

Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Co. (WRIMCO)
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Co. (WRIMCO)
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Co. (WRIMCO)

JPMorgan Insurance Trust (Class I)
JPMorgan Insurance Trust Mid Cap Value Portfolio[1]	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio[1]	J.P. Morgan Investment Management Inc.

Janus Aspen Series (Service Shares)
Balanced Portfolio	Janus Capital Management LLC
Janus Portfolio	Janus Capital Management LLC
Overseas Portfolio	Janus Capital Management LLC
Worldwide Portfolio	Janus Capital Management LLC

Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Asset Management LLC

Legg Mason Partners Variable Equity Trust (Class I Shares)
Legg Mason Clearbridge Variable Equity Income Builder Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC)
Legg Mason Clearbridge Variable Fundamental All Cap Value Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC)
Legg Mason Clearbridge Variable Large Cap Value Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC)

MFS® Variable Insurance TrustSM (Service Class)
MFS® Investors Growth Stock Series	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company
MFS® New Discovery Series	Massachusetts Financial Services Company
MFS® Total Return Series	Massachusetts Financial Services Company

Morgan Stanley The Universal Institutional Funds, Inc., (Class II)
Morgan Stanley UIF Capital Growth Portfolio	Morgan Stanley
Morgan Stanley UIF Core Plus Fixed Income Portfolio	Morgan Stanley
Morgan Stanley UIF U.S. Real Estate Portfolio	Morgan Stanley

Neuberger Berman Advisers Management Trust (S Class Shares)
AMT Regency Portfolio	Neuberger Berman Management LLC

PIMCO Variable Insurance Trust (Administrative Share Class)
CommodityRealReturn® Strategy Portfolio	Pacific Investment Management Company LLC (PIMCO)
Global Bond Portfolio (Unhedged)	Pacific Investment Management Company LLC (PIMCO)
Real Return Portfolio	Pacific Investment Management Company LLC (PIMCO)
Total Return Portfolio	Pacific Investment Management Company LLC (PIMCO)

The Prudential Series Fund, Inc. (Class II Shares)
Jennison 20/20 Focus Portfolio	Prudential Investments LLC (Jennison Associates LLC)
Jennison Portfolio	Prudential Investments LLC (Jennison Associates LLC)

Royce Capital Fund (Investment Class Shares)
Royce Micro-Cap Portfolio	Royce & Associates, LLC
Royce Small-Cap Portfolio	Royce & Associates, LLC

The Ohio National Life Insurance Company
Fixed Accumulation Account[2]

[1]	Not available in all contracts. Check product prospectus for availability.

[2]	Guarantees based upon the claims-paying ability of The Ohio National Life Insurance Company.

APPENDIX C
[For ONcore Variable Annuity]

The Ohio National Life Insurance Company P.O. Box 2669 Cincinnati, Ohio 45201-2669 Telephone: (800) 366-6654 www.ohionational.com
ONcore Variable Annuity Portfolio Choices

Ohio National Fund, Inc.	Investment Adviser (Subadviser)
Aggressive Growth Portfolio	(Janus Capital Management LLC)
Balanced Portfolio	(ICON Advisers, Inc.)
Bond Portfolio	Ohio National Investments, Inc.
Bristol Growth Portfolio	(Suffolk Capital Management, LLC)
Bristol Portfolio	(Suffolk Capital Management, LLC)
Bryton Growth Portfolio	(Suffolk Capital Management, LLC)
Capital Appreciation Portfolio	(Jennison Associates LLC)
Capital Growth Portfolio	(Eagle Asset Management, Inc.)
Equity Portfolio	(Legg Mason Capital Management, Inc)
High Income Bond Portfolio	(Federated Investment Management Company)
Income Opportunity Portfolio	(ICON Advisers, Inc.)
International Portfolio	(Federated Global Investment Management Corp.)
International Small-Mid Company Portfolio	(Federated Global Investment Management Corp.)
Mid Cap Opportunity Portfolio	(Goldman Sachs Asset Management, L.P.)
Millennium Portfolio	(Neuberger Berman Management LLC)
Money Market Portfolio	Ohio National Investments, Inc.
Nasdaq-100® Index Portfolio	Ohio National Investments, Inc.
Omni Portfolio	(Suffolk Capital Management, LLC)
S&P 500® Index Portfolio	Ohio National Investments, Inc.
Small Cap Growth Portfolio	(Janus Capital Management LLC)
Strategic Value Portfolio	(Federated Equity Management Co. of Pennsylvania)
Target VIP Portfolio	(First Trust Advisors L.P.)
Target Equity/Income Portfolio	(First Trust Advisors L.P.)
U.S. Equity Portfolio	(ICON Advisers, Inc.)

Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	The Dreyfus Corporation (Fayez Sarofim & Co.)

Federated Insurance Series (Service Shares)
Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania

Fidelity® Variable Insurance Products Fund (Service Class 2)
VIP Contrafund® Portfolio	Fidelity Management & Research Company (FMR)
VIP Equity-Income Portfolio	Fidelity Management & Research Company (FMR)
VIP Growth Portfolio	Fidelity Management & Research Company (FMR)
VIP Mid Cap Portfolio	Fidelity Management & Research Company (FMR)
VIP Real Estate Portfolio	Fidelity Management & Research Company (FMR)

Franklin Templeton Variable Insurance Products Trust (Class 4)
Franklin Flex Cap Growth Securities Fund	Franklin Advisers, Inc.
Franklin Income Securities Fund	Franklin Advisers, Inc.
Franklin Templeton VIP Founding Funds Allocation Fund	Franklin Advisers, Inc.
Templeton Foreign Securities Fund	Templeton Investment Counsel, LLC

Goldman Sachs Variable Insurance Trust (Service Shares)
Goldman Sachs Strategic Growth Fund	Goldman Sachs Asset Management, L.P. (GSAM LP)
Goldman Sachs Large Cap Value Fund	Goldman Sachs Asset Management, L.P. (GSAM LP)
Goldman Sachs Structured U.S. Equity Fund	Goldman Sachs Asset Management, L.P. (GSAM LP)

Invesco (Series II) Funds VI
Invesco Van Kampen V.I. International Growth Equity Fund	Invesco Advisers, Inc.

Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Co. (WRIMCO)
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Co. (WRIMCO)
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Co. (WRIMCO)

JPMorgan Insurance Trust (Class I)
JPMorgan Insurance Trust Mid Cap Value Portfolio[1]	J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio[1]	J.P. Morgan Investment Management Inc.

Janus Aspen Series (Service Shares)
Balanced Portfolio	Janus Capital Management LLC
Janus Portfolio	Janus Capital Management LLC
Overseas Portfolio	Janus Capital Management LLC
Worldwide Portfolio	Janus Capital Management LLC

Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Asset Management LLC

Legg Mason Partners Variable Equity Trust (Class I Shares)
Legg Mason Clearbridge Variable Equity Income Builder Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC Western)
Legg Mason Clearbridge Variable Fundamental All Cap Value Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC)
Legg Mason Clearbridge Variable Large Cap Value Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Advisors, LLC)

MFS® Variable Insurance TrustSM (Service Class)
MFS® Investors Growth Stock Series	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company
MFS® New Discovery Series	Massachusetts Financial Services Company
MFS® Total Return Series	Massachusetts Financial Services Company

Morgan Stanley The Universal Institutional Funds, Inc., (Class II)

Morgan Stanley UIF Capital Growth Portfolio	Morgan Stanley
Morgan Stanley UIF Core Plus Fixed Income Portfolio	Morgan Stanley
Morgan Stanley UIF U.S. Real Estate Portfolio	Morgan Stanley

Neuberger Berman Advisers Management Trust (S Class Shares)
AMT Regency Portfolio	Neuberger Berman Management LLC

PIMCO Variable Insurance Trust (Administrative Share Class)
CommodityRealReturn® Strategy Portfolio	Pacific Investment Management Company LLC (PIMCO)
Global Bond Portfolio (Unhedged)	Pacific Investment Management Company LLC (PIMCO)
Real Return Portfolio	Pacific Investment Management Company LLC (PIMCO)
Total Return Portfolio	Pacific Investment Management Company LLC (PIMCO)

The Prudential Series Fund, Inc. (Class II Shares)
Jennison 20/20 Focus Portfolio	Prudential Investments LLC (Jennison Associates LLC)
Jennison Portfolio	Prudential Investments LLC (Jennison Associates LLC)

Royce Capital Fund (Investment Class Shares)
Royce Micro-Cap Portfolio	Royce & Associates, LLC
Royce Small-Cap Portfolio	Royce & Associates, LLC

The Ohio National Life Insurance Company
Fixed Accumulation Account[2]

[1]	Not available in all contracts. Check product prospectus for availability.

[2]	Guarantees based upon the claims-paying ability of The Ohio National Life Insurance Company.

APPENDIX C
[For Retirement Advantage]

The Ohio National Life Insurance Company
Retirement Plan Services Retirement Advantage Group Variable Annuity Portfolio Allocations	Post Office Box 5358 Cincinnati, Ohio 45201-5358 Telephone: 877.777.1112 www.ohionational.com

Group Variable Annuity
Employer Name:	Contract Number:

Employee Name:	Social Security Number:

This form should be completed for a New Enrollment in the Employer-Sponsored Retirement Plan shown above or changing future allocations in your existing Employer-Sponsored Retirement Plan. You may choose a maximum of 18 portfolios. Percentages must be in whole numbers; no fractional percentages are permitted.
Please Note:
All contribution accounts set up online will be set up with the same investment elections. Allocation changes made online to any Contribution Account will be applied to all Contribution Accounts. If you would like your contribution accounts invested differently, you must identify the account and complete a separate form for each and submit the request(s) to The Ohio National Life Insurance Company via regular US Mail or fax to 513.794.4501. Examples of contribution account types are Employee Deferral, Employer Match and Employer Contribution. You may have a contribution account(s) not shown in this example. If so, please see your employer for this information.

Percentage
Calvert Variable Series, Inc. (Subadvised by Atlanta Capital Management Company, LLC)
Calvert VP SRI Equity Portfolio[1]		%

Dreyfus Variable Investment Fund (Service Shares) (Subadvised by Fayez Sarofim & Co.)
Appreciation Portfolio		%

Eagle Asset Management, Inc. [2]
Capital Growth Portfolio		%

Federated Equity Management Company of Pennsylvania[2]
Strategic Value Portfolio		%

Federated Insurance Series (Service Shares)
Federated Kaufmann Fund II		%

Federated Global Investment Management Corp. [2]
International Portfolio		%

International Small-Mid Company Portfolio		%

Federated Investment Management Company[2]
High Income Bond Portfolio		%

Fidelity® Variable Insurance Products (Service Class 2)
VIP Contrafund® Portfolio		%

VIP Equity-Income Portfolio		%

VIP Growth Portfolio		%

VIP Mid Cap Portfolio		%

VIP Real Estate Portfolio (Fidelity® Variable Insurance Products Fund IV)		%

First Trust Advisors L.P. [2]
Target Equity/Income Portfolio		%

Target VIP Portfolio		%

Franklin Templeton Variable Insurance Products Trust (Class 2)

Percentage
Franklin Flex Cap Growth Securities Fund		%

Franklin Income Securities Fund		%

Templeton Foreign Securities Fund		%

Franklin Templeton Variable Insurance Products Trust (Class 4)
Franklin Templeton VIP Founding Funds Allocation Funds		%

Goldman Sachs Asset Management L.P.[2]
Mid Cap Opportunity Portfolio		%

Goldman Sachs Variable Insurance Trust (Institutional Shares)
Goldman Sachs Large Cap Value Fund [3]		%

Goldman Sachs Strategic Growth Fund [3]		%

Goldman Sachs Structured U.S. Equity Fund		%

ICON Advisers, Inc. [2]
Balanced Portfolio		%

Income Opportunity Portfolio		%

U.S. Equity Portfolio		%

Ibbotson* ETF Allocation Series (Class II Shares) (Advised by ALPS Advisors, Inc.)
Aggressive Growth ETF Asset Allocation Portfolio		%

Balanced ETF Asset Allocation Portfolio		%

Conservative ETF Asset Allocation Portfolio		%

Growth ETF Asset Allocation Portfolio		%

Income and Growth ETF Asset Allocation Portfolio		%

Invesco VI Funds (Series II)†
Invesco Van Kampen V.I. International Growth Equity Fund		%

Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy		%

Ivy Funds VIP Global Natural Resources		%

Ivy Funds VIP Science and Technology		%

JPMorgan Insurance Trust (Class I)
JPMorgan Insurance Trust Mid Cap Value Portfolio		%

JPMorgan Insurance Trust Small Cap Core Portfolio		%

Janus Aspen Series (Service Shares)
Balanced Portfolio		%

Janus Portfolio		%

Overseas Portfolio		%

Worldwide Portfolio		%

Janus Capital Management LLC [2]
Aggressive Growth Portfolio		%

Small Cap Growth Portfolio		%

Jennison Associates LLC[2]
Capital Appreciation Portfolio		%

Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement Emerging Markets Equity Portfolio		%

Lazard Retirement International Equity Portfolio		%

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		%

Lazard Retirement U.S. Strategic Equity Portfolio		%

Legg Mason Capital Management, Inc. [2]
Equity Portfolio		%

Legg Mason Partners Variable Equity Trust (Class I Shares)
Legg Mason ClearBridge Variable Large Cap Value Portfolio [3]		%

Legg Mason ClearBridge Variable Equity Income Builder Portfolio		%

Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio[3]		%

MFS® Variable Insurance TrustSM (Service Class)
MFS® Investors Growth Stock Series		%

MFS® Mid Cap Growth Series		%

MFS® New Discovery Series		%

MFS® Total Return Series		%

Morgan Stanley The Universal Institutional Funds, Inc.

Percentage
Morgan Stanley UIF Capital Growth Portfolio (Class II)[1]		%

Morgan Stanley UIF Core Plus Fixed Income Portfolio (Class I)[1]		%

Morgan Stanley UIF U.S. Real Estate Portfolio (Class I) [1]		%

Neuberger Berman Advisers Management Trust (S Class Shares)
AMT Regency Portfolio		%

Neuberger Berman Management LLC [2]
Millennium Portfolio		%

Ohio National Fund, Inc.
Bond Portfolio		%

Money Market Portfolio[4]		%

Nasdaq-100® Index Portfolio		%

S&P 500® Index Portfolio		%

PIMCO Variable Insurance Trust (Administrative Share Class)
CommodityRealReturn® Strategy Portfolio		%

Global Bond Portfolio (Unhedged)		%

Real Return Portfolio		%

Total Return Portfolio		%

Royce Capital Fund (Investment Class Shares)
Royce Micro-Cap Portfolio		%

Royce Small-Cap Portfolio		%

Suffolk Capital Management, LLC [1]
Bristol Growth Portfolio		%

Bristol Portfolio		%

Bryton Growth Portfolio		%

Omni Portfolio		%

The Ohio National Life Insurance Company
Fixed Account[5]		%

The Prudential Series Fund, Inc. (Class II Shares) (Subadvised by Jennison Associates LLC)
Jennison 20/20 Focus Portfolio		%

Jennison Portfolio		%

Total (must equal 100%)		%

[1]	Effective May 1, 2010, this portfolio was renamed (updated name shown).

[2]	Subadviser to Ohio National Investments, Inc. for a portfolio of Ohio National Fund, Inc.

[3]	Effective April 30, 2010, this portfolio was renamed (updated name shown).

†	Effective June 1, 2010, Morgan Stanley UIF International Growth Equity Portfolio became Invesco VI Funds’ Invesco Van Kampen V.I. International Growth Equity Fund, advised by Invesco Advisers, Inc.

[4]	An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the portfolio.

[5]	Guarantees are based upon the claims-paying ability of The Ohio National Life Insurance Company.

*	IbbotsonTM is a registered trademark of Ibbotson Associates, a registered investment advisor and wholly owned subsidiary of Morningstar, Inc. Ibbotson is sub-adviser to ALPS Advisers, Inc. Ibbotson ETF Asset Allocation Portfolios are distributed by ALPS Distributors, Inc.
Must be accompanied or preceded by prospectus, Form V-4827. This form for use with Retirement Advantage Group Variable Annuity Contract only.

Employee’s Signature	Date

Name
Address
City, State Zip
Contract #:

VOTE BY MAIL	Read the Proxy Statement Check the appropriate boxes on reverse side of this card Sign and date Voting Instruction Card on the reverse side of this card Return promptly in the enclosed envelope
THE DOW® TARGET VARIABLE FUND LLC
SPECIAL MEETING OF MEMBERS – _________, 2011
VOTING INSTRUCTION CARD
THE OHIO NATIONAL LIFE INSURANCE COMPANY (“ONLI”)
PORTFOLIO NAME PRINTS HERE
THESE VOTING INSTRUCTIONS ARE SOLICITED BY ONLI ON BEHALF OF THE BOARD OF MANAGERS OF THE DOW® TARGET VARIABLE FUND LLC FOR A SPECIAL MEETING OF THE MEMBERS OF THE ABOVE-REFERENCED PORTFOLIO, A SERIES OF THE DOW® TARGET VARIABLE FUND LLC, TO BE HELD ON _____________, 2011.
The undersigned hereby instructs ONLI to vote, in the manner so indicated on the reverse side of this card, the membership interests of the above mentioned Portfolio, (the “Portfolio”), a series of The Dow® Target Variable Fund LLC (the “Fund”), to which the undersigned is entitled to give instructions at the Special Meeting of Members of the Portfolio (the “Meeting”) to be held on __________, 2011, at, 9:00 AM Eastern time, at One Financial Way, Montgomery, Ohio 45242, and at any adjournment(s) thereof.
The undersigned hereby revokes any previous voting instructions he or she has given with respect to such membership interests. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Members and the Proxy Statement dated ___________, 2011.

On the reverse side of this page please mark, sign, date and return this Voting Instruction Card promptly in the enclosed envelope.

Name
Address
City, State Zip
Contract #:
THE VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW FOR YOUR INSTRUCTIONS TO BE COUNTED. ONLI WILL VOTE IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, “FOR” THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE. VOTING INSTRUCTION CARDS MUST BE RECEIVED BY __________, 2011 TO BE COUNTED.
Please fill in box(es) as shown. ☒

PORTFOLIO NAME PRINTS HERE		FOR	AGAINST	ABSTAIN
1.	To approve a Plan of Liquidation to liquidate the assets of the Portfolio and distribute the liquidation proceeds to the Portfolio’s members as described in the Proxy Statement.	☐	☐	☐

Dated: _________________, 2011

(Signature and Title)
Please sign exactly as your name appears on this card. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature.